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                                                                    EXHIBIT 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 24, 2003, relating to the financial statements and financial statement schedule, which appears in Impax Laboratories, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002.


PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Philadelphia, PA
August 11, 2003